UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2008

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2008, the Registrant entered into a Second Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation as Borrower, ABN AMRO Bank N.V., as Administrative Agent, Sole Bookrunner and Co-Arranger, BMO Capital Markets, as Syndication Agent and Co-Arranger, Credit Suisse Securities (USA) LLC, as Syndication Agent and Co-Arranger, and the Financial Institutions party thereto, as Banks (the “BHC Credit Agreement”).

The Second Amendment to the BHC Credit Agreement extended the $383 million bridge acquisition facility from the original termination date of February 5, 2009 to December 29, 2009 (the “Bridge Extension”). Fees paid at closing totaled approximately $5 million. The cost of borrowings under the Eurodollar provision of the facility is as follows:

•	300 basis points over LIBOR through March 31, 2009,
•	350 basis points over LIBOR from April 1, 2009 through June 30, 2009,
•	400 basis points over LIBOR from July 1, 2009 through September 30, 2009, and
•	450 basis points over LIBOR thereafter.

The initial borrowing rate is 5.8 percent. The Bridge Extension also allows for the transfer of Administrative Agent from ABN AMRO Bank N.V. to The Royal Bank of Scotland PLC.

The BHC Credit Agreement, filed as Exhibit 10.3 to the Registrant’s Form 10-Q for the quarterly period ended June 30, 2007; the First Amendment to the BHC Credit Agreement, filed as Exhibit 10.2 to the Registrant’s Form 8-K filed July 14, 2008; and the Second Amendment to the BHC Credit Agreement, filed as Exhibit 10 to this Form 8-K; are each incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01.

Item 7.01	Regulation FD Disclosure

On December 18, 2008, the Registrant issued a press release announcing the Bridge Extension.

The press release is attached as Exhibit 99 to this Form 8-K. This information contained in this Item 7.01 is not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Registrant specifically incorporates the information by reference.

Item 9.01      Financial Statements and Exhibits

(c)	Exhibits

10

Second Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

99	Press release dated December 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Anthony S. Cleberg
Anthony S. Cleberg
Executive Vice President
and Chief Financial Officer

Date: December 18, 2008

Exhibit Index

Exhibit No.	Description

10

Second Amendment to the Credit Agreement dated May 7, 2007 among Black Hills Corporation, as Borrower, ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement, and as a Bank, and the other Banks party thereto.

99	Press release dated December 18, 2008.